                                                                    EXHIBIT 10.5


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                     1994 STOCK OPTION AND STOCK BONUS PLAN

                                       OF

                       GREYSTONE TECHNOLOGY, INCORPORATED

                            ADOPTED FEBRUARY 1, 1994

                               AMENDED MAY 6, 1994


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                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
     1. PURPOSES ..........................................................    1

     2. DEFINITIONS .......................................................    1

     3. ADMINISTRATION ....................................................    4

     4. SHARES SUBJECT TO THE PLAN ........................................    5

     5. ELIGIBILITY .......................................................    6

     6. OPTION AGREEMENT PROVISIONS .......................................    6

     7. STOCK BONUS AGREEMENT PROVISIONS ..................................    8

     8. COVENANTS OF THE COMPANY ..........................................    9

     9. USE OF PROCEEDS ...................................................    9

    10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK ..........................   10

    11. MISCELLANEOUS .....................................................   11

    12. AMENDMENT OF THE PLAN .............................................   11

    13. TERMINATION OR SUSPENSION OF THE PLAN .............................   12

    14. EFFECTIVE DATE OF PLAN ............................................   12


                                       (i)

                       GREYSTONE TECHNOLOGY, INCORPORATED

                     1994 STOCK OPTION AND STOCK BONUS PLAN

                            Adopted February 1, 1994

                               Amended May 6, 1994



1.   PURPOSES.

The purposes of the Plan are as follows:

     (a) To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company, and to compensate certain of such persons for their contributions to the growth of the Company; and

     (b) To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-range success of the Company by offering such persons an opportunity to own capital stock of the Company.

2.   DEFINITIONS.

     (a) "Affiliate," means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Bonus Shares" means the shares of Common Stock subject to a Stock
Bonus.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee appointed by the Board in accordance with
Section 3(c).

     (f) "Common Stock" means the common stock, without par value, of the Company; provided, however, that if the Company's articles of incorporation authorize the issuance of only one class of stock, "Common Stock" shall mean such class of stock.

     (g) "Company" means GreyStone Technology, Incorporated, a California corporation.

     (h) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company and/or who are not otherwise compensated by the Company for their services as Directors except pursuant to the Plan.

     (i) "Director" means a member of the Board.

     (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Board in each case.

     (k) "Disinterested Person" means a Director who (i) was not, during the one year prior to service as an administrator of the Plan, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by subsection (c)(2)(i) of Rule 16b-3, or (ii) is otherwise considered to be a "disinterested person, in accordance with subsection (c)(2)(i) of Rule 16b-3, or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (1) "Employee" means any person, including officers and Directors, employed by the Company or any Affiliate of the Company; provided, however, that neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (n) "Fair Market Value" means, as of any date, the value of the Common Stock of the Company determined as follows:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and high asked prices for the Common Stock on the last market


                                       2.

trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board of Directors pursuant to Rule 260.140.50 of Title 10 of the California Code of Regulations.

     (o) "Grantee" means an Employee, Director or Consultant who is granted a Stock Bonus.

     (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "Option" means a stock option granted pursuant to the Plan.

     (s) "Option Agreement" means a written agreement between the Company and an Optioned evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Board and incorporated therein.

     (t) "Option Shares" means the shares of Common Stock of the Company subject to

     (u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (v) "Plan" means this 1994 Stock Option and Stock Bonus Plan.

     (w) "Rule 16b-3 " means Rule 16b-3 of the Exchange Act or any successor to Rule 16b- as in effect when discretion is being exercised with respect to the Plan.

     (x) "Securities Act" means the Securities Act of 1933, as amended.

     (y) "Stock Bonus" means a bonus of shares of Common Stock granted pursuant to the

     (z) "Stock Bonus Agreement" means a written agreement between the Company and a Grantee evidencing the terms and conditions of an individual Stock Bonus grant. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Board and incorporated therein.


                                       3.

     (aa) "Termination of Employment or Consulting Relationship" means:


        (i) With respect to Options or Stock Bonuses granted to an Optionee or Grantee in his capacity as an Employee, the time when the employer-employee relationship between the Optionee and the Company (or an Affiliate) is terminated for any reason, including without limitation a termination by resignation, discharge, death or retirement. The Board, in its sole discretion, may determine whether a Termination of Employment or Consulting Relationship has occurred in the case of any leave of absence approved by the Board, including sick leave, personal leave and military leave; provided, however, that any such leave for purposes of an Incentive Stock Option shall not exceed ninety (90) days unless (A) the Board determines to extend such period upon the acknowledgement of the Optionee that such an Option would become a Nonstatutory Stock Option, or (B) reemployment upon the expiration of such leave is guaranteed by contract (including by Company policy) or statute;

        (ii) With respect to Options or Stock Bonuses granted to an Optionee or Grantee in his capacity as a Director, the time when the Optionee or Grantee ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company or an Affiliate and the Board expressly deems such cessation not to be a Termination of Employment or Consulting Relationship; and

        (iii) With respect to Options or Stock Bonuses granted to an Optionee or Grantee in his capacity as a Consultant, the time when the contractual relationship between the Optionee or Grantee and the Company (or an Affiliate) is terminated for any reason, except where there is a simultaneous or continuing employment of the former Consultant by the Company or an Affiliate and the Board expressly deems such termination not to be a Termination of Employment or Consulting Relationship.

The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to a Termination of Employment or Consulting Relationship.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(c) below.

     (b) The Board shall have the power, except as otherwise provided in the
Plan:

        (i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Options and/or Stock Bonuses, (B) when and how the Options and Stock Bonuses shall be granted, (C) whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option, (D) the provisions of each Option and each Stock Bonus granted


                                       4.

(which need not be identical), including the time or times an Option may be exercised in whole or in part, and (E) the number of shares for which an Option or Stock Bonus shall be granted to each such person.

        (ii) To construe and interpret the Plan, and Options and Stock Bonuses granted under it, and to establish, amend and revoke rules and regulations for the Plan's administration. The Board, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Stock Bonus Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iii) To amend the Plan as provided in Section 12.

        (iv) To place such restrictions on the sale or other disposition of Option Shares and Bonus Shares as may be deemed appropriate by the Board.

        (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Board shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     (d) Notwithstanding the foregoing Section 3(c), the requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.   SHARES SUBJECT TO THE PLAN.

Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to the exercise of Options or granted pursuant to Stock Bonuses shall not exceed in the aggregate two million (2,000,000) shares of the Company's Common Stock.- If any Option shall for any reason expire or otherwise terminate without having been exercised in full the stock not purchased pursuant to such Option shall again become available under the Plan. If a Grantee to whom a Stock Bonus is granted fails to accept such Stock Bonus, the Bonus Shares included in such Stock Bonus shall again become available under the Plan.


                                       5.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options and Stock Bonuses may be granted only to Employees, Directors or Consultants. In the event an Optionee or Grantee is both an Employee and a Director, or an Optionee or Grantee is both a Director and a Consultant, the Option Agreement shall specify the capacity in which the Option or Stock Bonus is granted.

     (b) Notwithstanding subsection (a) above, a Director shall in no event be eligible for the benefits of the Plan unless, at the time discretion is exercised in the selection of the Director as a person to whom Options or Stock Bonuses may be granted or in the determination of the number of shares which may be covered by Options or Stock Bonuses granted to the Director, (i) the Board has delegated its discretionary authority under the Plan to a Committee which consists solely of Disinterested Persons, or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. However, this Section 5(b) shall not apply for so long as the Board or Committee expressly declares that it shall not apply.

     (c) on shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10 %) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110 %) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.   OPTION AGREEMENT PROVISIONS.

     Each Option shall be granted pursuant to a written Option Agreement, which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Option shall be set forth in the applicable Option Agreement; provided, however, that the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100 %) of the Fair Market Value of the Common Stock subject to the Option on the date such Option is granted.

     (c) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid in cash at the time the Option, or portion thereof, is exercised; provided,


                                       6.

however, at the discretion of the Board, the Option Agreement may allow (i) a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised, (ii) payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee; (iii) payment, in whole or in part, through the surrender of Option Shares then issuable upon exercise of the Option; (iv) payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; or (v) any other method of "cashless exercise" permitted by the Board.

     (d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. An Optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of Option Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that, from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the Option Shares allotted to any period, and may be exercised with respect to some or all of the Option Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or other times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20 %) of the total number of shares subject to the Option per year. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any Option Shares then remaining subject to the Option. The provisions of this Section 6(e) are subject to any Option Agreement provisions governing the minimum number of Option Shares as to which an Option may be exercised and any provisions governing the minimum percentage of the Option Shares which may vest over specified periods of time.

     (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under Section 6d, as a condition of exercising any such Option to give written assurances satisfactory to the Company, if any, that are necessary to ensure compliance with federal securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the Option Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act or, as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under then applicable securities laws.

     (g) Termination of Employment or Consulting Relationship. In the event of the Termination of Employment or Consulting Relationship of an Optionee for any reason (other than


                                       7.

upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period shall not be less than thirty (30) days from the date of such termination), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of a Termination of Employment or Consulting Relationship, the Optionee is not entitled to exercise his or her entire Option, the Option Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after a Termination of Employment or Consulting Relationship, the Optionee does not exercise his or her Option within the period specified in the Option Agreement, the Option shall terminate, and the Option Shares covered by such Option shall revert to the Plan.

     (h) Disability of Option. In the event of a Termination of Employment or Consulting Relationship of an Optionee as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period shall not be less than six (6) months from the date of such termination), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of a Termination of Employment or Consulting Relationship, the Optionee is not entitled to exercise his or her entire Option, the Option Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after a Termination of Employment or Consulting Relationship, the Optionee does not exercise his or her Option within the period specified in the Option Agreement, the Option shall terminate, and the Option Shares covered by such Option shall revert to the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised within the period specified in the Option Agreement by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within such period as is determined by the Board (which period shall not be less than six (6) months following the date of death) , and only to the extent the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Option Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the Option Shares covered by such Option shall revert to the Plan.

7.   STOCK BONUS AGREEMENT PROVISIONS.

     Each Stock Bonus shall be granted pursuant to a written Stock Bonus Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Stock Bonus Agreements need not be identical, but each


                                       8.

Stock Bonus Agreement shall include (through incorporation of the provisions hereof by reference in the Stock Bonus Agreement or otherwise) the substance of each of the following provisions:

     (a) Consideration. The consideration for which a Stock Bonus is granted shall be services previously rendered by the Grantee to the Company, the value of which shall be not less than 85 % of the Fair Market Value of the Bonus Shares to be issued pursuant to the Stock Bonus, provided that the purchase price shall be 100 % of the fair market value of the stock on the date such award is made, in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Applicant. The Committee, in its absolute discretion, shall determine the value of such Grantee's services.

     (b) Transferability. The rights of a Grantee to receive Bonus Shares pursuant to a Stock Bonus shall not be transferable prior to the issuance of such Bonus Shares, except by will or by the laws of descent and distribution.

     (c) Securities Law Compliance. The Company may require any Grantee, or any person to whom a Stock Bonus is transferred under Section 7(b), as a condition of issuance of Bonus Shares to give written assurances satisfactory to the Company, if any, that are necessary to ensure compliance with federal securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the Bonus Shares has been registered under a then currently effective registration statement under the Securities Act or, as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under then applicable securities laws.

8.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Option Shares upon exercise of the Options and to grant Stock Bonuses; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option, any Option Shares or any Bonus Shares. If, after reasonable efforts or without unreasonable expense, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Option Shares or the grant of Stock Bonuses under the Plan, the Company shall be relieved from any liability for failure to issue and sell Option Shares upon exercise of such Options or to issue Bonus Shares unless and until such authority is obtained.

9.   USE OF PROCEEDS.


                                       9.

     Proceeds from the sale of Option Shares shall be used for general operating capital of the Company.

10.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

     (a) If any change is made in the Common Stock subject to the Plan (through reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan, all outstanding Options and all outstanding Stock Bonuses in respect of which Bonus Shares have not been issued will be appropriately adjusted as to (i) the class and maximum number of shares subject to the Plan, (ii) the class and number of shares and price per share of Common Stock subject to outstanding Options, and (iii) the class and number of shares subject to unissued Bonus Shares.

     (b) In the event the Company is merged or consolidated with another corporation and the Company is the surviving corporation, each outstanding Option, whether or not then exercisable, and each outstanding Stock Bonus in respect of which Bonus Shares have not been issued, shall pertain to and apply to the securities or other property to which a holder of the number the Option Shares subject to such Option, or the Bonus Shares subject to such Stock Bonus, would have been entitled upon such transaction.

     (c) In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in the event substantially all of the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Board shall, in its sole discretion as to each outstanding Option or Stock Bonus in respect of which Bonus Shares have not been issued, either (i) make appropriate provision for protection of such Option or Stock Bonus by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the stock of the Company, or (ii) upon written notice to the holder of such Option or Stock Bonus, provide that such Option must be exercised, or such Stock Bonus accepted, within a specified period not exceeding sixty (60) days of the date of such notice (to the extent, in the case of an Option, such Option is exercisable on the last day of such specified period) or it will be terminated. Any portion of such Option which is not exercisable on the last day of such specified period will be terminated, and any portion of such Option which is not exercised, or any portion of such Stock Bonus which is not accepted, on or before said last day shall terminate on said last day. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees or Consultants, the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event.


                                      10.

11.  MISCELLANEOUS.

     (a) Neither an Optionee, Grantee nor any person to whom an Option is transferred under Section 6(d) or 7(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares or Bonus Shares unless and until such person has satisfied all requirements for exercise of the Option or the grant of the Stock Bonus, pursuant to its respective terms, and the Company has duly issued a stock certificate for such Option Shares or Bonus Shares.

     (b) Throughout the term of any Option or Stock Bonus granted pursuant to the Plan, the Company shall make available to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option or Stock Bonus term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

     (c) Nothing in the Plan, or any instrument executed or Option or Stock Bonus granted pursuant thereto, shall confer upon any Employee, Consultant, Director, Grantee or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant or Director) or shall restrict the right of the Company or its shareholders or any Affiliate to terminate the employment or other relationship of any Employee, Consultant, Director, Grantee or Optionee with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Company and the members of the Board shall be relieved from any liability for the non-issuance or non-transfer, or any delay of issuance or transfer, of any Option Shares or Bonus Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Option Shares or Bonus Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing Option Shares or Bonus Shares to reflect such transfer restrictions.

12.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:


                                      11.

        (i) Increase the number of shares reserved for Options and Stock Bonuses under the Plan, except as provided in Section 10 relating to adjustments upon changes in Common Stock;

        (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

        (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

     (c) The rights and obligations under any Option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Option was granted and such person consents in writing.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2003 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier.) No Options or Stock Bonuses may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option or Stock Bonus granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option or Stock Bonus was granted.

14.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on such date as is determined by the Board, provided that the shareholders of the Company approve or have approved the Plan within twelve (12) months of such date. No Options granted under the Plan shall be exercised, and no Stock Bonuses shall be granted, unless and until the Plan has been approved by the shareholders of the Company.


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